Exhibit 10.1

SUBSCRIPTION AGREEMENT

Magnum Hunter Resources Corporation
777 Post Oak Boulevard
Suite 910
Houston, Texas  77056

Gentlemen:

The undersigned (the "Investor") hereby confirms its agreement with Magnum Hunter Resources Corporation, a Delaware corporation (the "Company"), as follows:

1.           This Subscription Agreement, including the Terms and Conditions for Purchase of Units attached hereto as Annex I (collectively, this "Agreement"), is made as of the date set forth below between the Company and the Investor.

2.           The Company represents and warrants that it has authorized the sale and issuance to certain investors of up to an aggregate of _____________________________ (_,_00,000) units (the "Units"), each Unit consisting of one share of its Common Stock, par value $_____ per share (the "Common Stock") and one-fifth of a warrant to purchase one share of Common Stock (each whole warrant, a "Warrant"), subject to adjustment by the Company's Board of Directors or a committee thereof, for a purchase price of $_____ per share (the "Purchase Price").

3.           The Company represents and warrants that the offering and sale of the Units (the "Offering") are being made pursuant to (a) an effective Registration Statement on Form S-3 (Registration No. 33-161937) (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission"), including the Prospectus contained therein (the "Base Prospectus"), (b) if applicable, certain "free writing prospectuses" (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the "Act")), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (the "Issuer Free Writing Prospectus"), containing certain supplemental information regarding the Units, the terms of the Offering and the Company, and (c) a Prospectus Supplement (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") containing certain supplemental information regarding the Units and terms of the Offering that has been or will be (i) filed with the Commission, and (ii) delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).  The Company further represents and warrants that it shall maintain the effectiveness of the Registration Statement (or a suitable replacement) while any of the Warrants are outstanding; provided, however, that the Company may suspend the use of the Registration Statement for a period of not more than 30 days (a "Blackout Period") upon the advice of counsel that such Blackout Period is necessary because of some material non-public information in the Company's possession.

4.           The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Units set forth below for the aggregate purchase price set forth below.  The Units shall be purchased pursuant to the Terms and Conditions for Purchase of Units attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  The Investor acknowledges that the Offering is not being underwritten by the placement agents (the "Placement Agents") named in the Prospectus Supplement and that there is no minimum offering amount.

5.           The manner of settlement of the Units purchased by the Investor shall be determined by such Investor as follows (check one):

[____] A.
Delivery by crediting the account of the Investor's prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company ("DTC") through its Deposit/Withdrawal At Custodian ("DWAC") system, whereby Investor's prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by Registrar and Transfer Company, the Company's transfer agent (the "Transfer Agent"), at the Company's direction.  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE UNITS ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE UNITS, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Bank Name: _____________
ABA # _____________
Account Name: Magnum Hunter Resources Corporation
Account Number: _____________
F/C Account: __________

  – OR –

[____] B.
Delivery versus payment ("DVP") through DTC (i.e., on the Closing Date, the Company shall deliver Units registered in the Investor's name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing directly to the account(s) at Canaccord Adams Inc. ("Canaccord") identified by the Investor; upon receipt of such Units, Canaccord shall promptly electronically deliver such Units to the Investor, and simultaneously therewith payment shall be made by Canaccord by wire transfer to the Company).  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY CANACCORD OF THE ACCOUNT OR ACCOUNTS AT CANACCORD TO BE CREDITED WITH THE UNITS BEING PURCHASED BY SUCH INVESTOR, AND

(II)
CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT CANACCORD TO BE CREDITED WITH THE UNITS BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR'S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER.  IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE UNITS OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE UNITS MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6.           The Investor represents that, except as set forth below, (a) it has had no material relationship (exclusive of any investments by the Investor in the Company's securities) within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a FINRA member or an Associated Person of a FINRA member (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Units, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions:

The representations above are made to the knowledge of the signatory below.
(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

7.           The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus which is a part of the Company's Registration Statement, the documents incorporated by reference therein and any Issuer Free Writing Prospectus (collectively, the "Disclosure Package"), prior to or in connection with the receipt of this Agreement.  The Investor acknowledges that, prior to the delivery of this Agreement by the Investor to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the "Offering Information"). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

8.           No offer by the Investor to buy Units will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Placement Agents on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

[Remainder of Page Left Blank Intentionally.  Signature Page Follows.]

Number of Units: ___________________

Purchase Price Per Unit: $ ____________

Aggregate Purchase Price: $ __________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: ______________ __, 2009 ___________________________ _________ INVESTOR By: Print Name: Title: Address: ________________________ ____________ E-mail: Phone:

Agreed and Accepted
this ___ day of ______________, 2009:

MAGNUM HUNTER RESOURCES CORPORATION

By:
Name:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF UNITS

1.           Authorization and Sale of the Units.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Units.

2.           Agreement to Sell and Purchase the Units; Placement Agents.

2.1           At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Units set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Units are attached as Annex I (the "Signature Page") for the aggregate purchase price therefor set forth on the Signature Page.

2.2           The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the "Other Investors") and expects to complete sales of Units to them.  The Investor and the Other Investors, if any, are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements."

2.3           Investor acknowledges that the Company has agreed to pay Canaccord Adams Inc. ("Canaccord") (the "Placement Agent") a fee (the "Placement Fee") in respect of the sale of Units to the Investor.

2.4           The Company has entered into a Placement Agency Agreement, dated November ___, 2009 (the "Placement Agreement"), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.  The Company represents and warrants that a true and correct copy of the Placement Agreement is attached hereto as Exhibit B.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Placement Agreement and any other documents or agreements contemplated hereby or thereby, the Company confirms that neither it nor any other person acting on its behalf has provided the Investor or any Other Investor or its respective agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information.   The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

3.           Closings and Delivery of the Units and Funds.

3.1           Closing.  The completion of the purchase and sale of the Units (the "Closing") shall occur at a place and time (the "Closing Date") to be specified by the Company and the Placement Agent (such Closing Date to be the third business day following the date of this signed Agreement), and of which the Investors will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  At the Closing, (a) the Company shall cause to be delivered to the Investor the number of Units set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Units being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2           Conditions to the Obligations of the Parties.

(a)           Conditions to the Company's Obligations.  The Company's obligation to issue and sell the Units to the Investor shall be subject to: (i) the delivery by the Investor, in accordance with the provisions of this Agreement, of the purchase price for the Units being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of those undertakings of the Investor in this Agreement to be fulfilled prior to the Closing Date.

(b)           Conditions to the Investor's Obligations.  The Investor's obligation to purchase the Units will be subject to (i) the delivery by the Company of the Units in accordance with the provisions of this Agreement, (ii) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, (iii) the satisfaction of the conditions to the closing set forth in the Placement Agreement, and to the condition that Canaccord, as placement agent, shall not have: (x) terminated the Placement Agreement pursuant to the terms thereof or (y) determined that the conditions to the closing in the Placement Agreement have not been satisfied.  The Investor's obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Units that they have agreed to purchase from the Company.  The Investor understands and agrees that, in the event that Canaccord, as lead placement agent, in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by the Placement Agreement, then Canaccord, as lead placement agent, may, but shall not be obligated to, terminate such Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3           Delivery of Funds.

(a)           DWAC Delivery.  If the Investor elects to settle the Units purchased by such Investor through DTC's Deposit/Withdrawal at Custodian ("DWAC") delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor to the following account designated by the Company:

Bank Name: ________________
ABA # _____________
Account Name: Magnum Hunter Resources Corporation
Account Number: __________
F/C Account: ___________

Such funds shall be held in escrow by the Company until the Closing upon the satisfaction of the conditions set forth in Section 3.2(b) hereof.

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Units purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at Canaccord to be credited with the Units being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Units being purchased by the Investor.

3.4           Delivery of Units.

(a)           DWAC Delivery.  If the Investor elects to settle the Units purchased by such Investor through DTC's DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Units being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing Registrar and Transfer Company, the Company's Transfer Agent, to credit such account or accounts with the Units.  Such DWAC instruction shall indicate the settlement date for the deposit of the Units, which date shall be provided to the Investor by Canaccord.  At the Closing, the Company shall direct the Transfer Agent to credit the Investor's account or accounts with the Units pursuant to the information contained in the DWAC.

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Units purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify Canaccord of the account or accounts at Canaccord to be credited with the Units being purchased by such Investor.  On the Closing Date, the Company shall deliver the Units to the Investor through DTC directly to the account(s) at Canaccord identified by Investor and simultaneously therewith payment shall be made by Canaccord by wire transfer to the Company.

4.           Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants (as of the date hereof) to, and agrees with, the Company and the Placement Agents that:

4.1           The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Units set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information and the representations, warranties, covenants and agreements of the Company contained in the Placement Agreement.

4.2          No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agents that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issue of the Units in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Units or has in its possession or distributes any offering material, in all cases at its own expense and (c) none of the Placement Agents is authorized to make or has made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Units, except as set forth or incorporated by reference in the Base Prospectus, any Issuer Free Writing Prospectus or the Prospectus Supplement.

4.3           The Investor is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).  The Investor's execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Investor's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Investor  is subject (including federal and state securities laws and regulations), or by which any property or asset of the Investor is bound or affected.

4.4           The Investor understands that nothing in this Agreement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

4.5           Since the time at which a Placement Agent first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any transactions involving the securities of the Company (including, without limitation, any Short Sales involving the Company's securities).  The Investor covenants that it will (i) maintain the confidentiality of all information acquired as a result of the transactions contemplated herein and (ii) not engage in any purchases or sales of the securities of the Company (including Short Sales), in each case prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  The Investor agrees that it will not use any of the Units acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.  For purposes hereof, "Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5.           Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein and, with respect to the Company, in the Placement Agreement, will survive the execution of this Agreement, the delivery to the Investor of the Units being purchased and the payment therefor.

6.           Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)
if to the Company, to:

Magnum Hunter Resources Corporation
777 Post Oak Boulevard
Suite 910
Houston, Texas  77056
Attention:  General Counsel
Facsimile No.:  (832) 369-6992

 with copies to:

Fulbright & Jaworski l.l.p.
2200 Ross Avenue, Suite 2000
Dallas, Texas  75201
Attention:  David E. Morrison
Email: dmorrison@fulbright.com

(b)         if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.           Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.  Any modification or amendment to Section 2 (Representations and Warranties of the Company), Section 5 (Conditions of Placement Agents' Obligations), Section 6(f) (Representations and Agreements to Survive Delivery), or Section 10 (Persons Entitled to Benefit of Agreement) of the Placement Agreement, and any modification or amendment to the Placement Agreement that is material and adverse to the Investor, shall require the prior written consent of the Investor.

8.           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.        Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.  Except as set forth below, no proceeding may be commenced, prosecuted or continued in any court other than the courts of State of New York located in the City and County of New York or the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the parties hereby consent to the jurisdiction of such courts and personal service with respect thereto.  All parties hereby waive all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  All parties agree that a final judgment in any such proceeding brought in any such court shall be conclusive and binding upon each party and may be enforced in any other courts in the jurisdiction of which a party is or may be subject, by suit upon such judgment.

11.        Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Delivery of an executed counterpart by facsimile or portable document format (.pdf) shall be effective as delivery of a manually executed counterpart thereof.

12.        Confirmation of Sale.  The Investor acknowledges and agrees that such Investor's receipt of the Company's signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company's sale of Units to such Investor.

13.        Press Release.  The Company and the Investor agree that, prior to the opening of the New York Stock Exchange Amex Equities market in New York City on the business day immediately after the date hereof, the Company shall (i) issue a press release announcing the Offering and disclosing all material information regarding the Offering and (ii) file a Current Report on Form 8-K with the Commission disclosing all material information regarding the Offering and including the Placement Agreement and a form of this Agreement as exhibits thereto.  From and after the issuance of such press release and the filing of such Current Report on Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any person acting on its behalf, including, without limitation, the Placement Agent, in connection with the transactions contemplated by this Agreement, the Placement Agreement and any other documents or agreements contemplated hereby or thereby.  The Company shall not identify the name of any Investor or any affiliate of any investment adviser of such Investor in any press release or public filing, or otherwise publicly disclose the name of any Investor or any affiliate of investment adviser of such Investor, without such Investor's prior written consent, unless required by law or the rules and regulations of a national securities exchange, provided, however, that, if permitted by applicable law, regulation, legal or judicial process, promptly after becoming aware of any request or requirement to so disclose (a "Disclosure Requirement"), and in any event prior to any such disclosure, the Company will provide such Investor with notice of such request or requirement so that such Investor may at its election seek a protective order or other appropriate remedy and the Company will fully cooperate with such Investor's efforts to obtain the same; provided, further, however, if, absent the entry of such a protective order or other remedy, the Company is compelled by applicable law, rule or regulation or a court order, subpoena, similar judicial process, regulatory agency or stock exchange rule to disclose such Investor's name, the Company may disclose only that portion of such information that the Company is so compelled to disclose and will use its reasonable efforts to obtain assurance that confidential treatment will be accorded to that portion of such information that is being disclosed.  As of the date hereof, the Company is not aware of any Disclosure Requirement.

14.        Termination.  In the event that the Placement Agreement is terminated by the Placement Agents pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

15.        Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Exhibit A

MAGNUM HUNTER RESOURCES CORPORATION

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Units are to be registered in. You may use a nominee name if appropriate:
2.	The relationship between the Investor and the registered holder listed in response to item 1 above:
3.	The mailing address of the registered holder listed in response to item 1 above:
4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:
5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Units are maintained):
6.	DTC Participant Number:
7.	Name of Account at DTC Participant being credited with the Units:
8.	Account Number at DTC Participant being credited with the Units:
9.	EIN Number:

Exhibit A

PLACEMENT AGENCY AGREEMENT